Aptus Deferred Income ETF Trading Symbol: DEFR Listed on Cboe BZX Exchange, Inc.	Summary Prospectus August 28, 2026 www.aptusetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated August 28, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://aptusetfs.com/defr/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Aptus Deferred Income ETF (the “Fund”) seeks to exceed the performance of the Bloomberg U.S. Aggregate Bond Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.79%
1     Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period May 13, 2025 (commencement of operations) through April 30, 2026, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategy
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective by attempting to provide a tax-efficient return stream through investments in options, total return swaps, Treasury Bills and/or box spreads as opposed to traditional bond investments. The Fund seeks to maintain a risk profile comparable to the Index.
The Fund manages its portfolio duration in a range between 75% and 125% of the Index, which generally has a duration in the range of five to eight years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund prioritizes total return over an extended period while focusing on relative performance over shorter periods to minimize tracking error against traditional bond investments.
The Fund gains and manages duration exposure through investment in option combinations, employing either standard exchange-listed options or Flexible EXchange Options (“FLEX Options”), on Treasury and/or fixed-income ETFs. The Fund will purchase at-

the-market call options and sell at-the-market put options on the same Treasury and/or fixed-income ETF issuer to achieve notional long exposure to the particular Treasury and/or fixed-income ETF issuer, and thus achieve a synthetic exposure to Treasuries. The Fund gains exposure to the spread component of a traditional bond allocation by selling (writing) put options with a notional value expected to align with the return profile of bond spreads over time. To implement this put writing strategy, rather than directly selling put options, the Fund expects to enter into total return swaps, which have the potential of deferring the return generated by this trading strategy.
Selling (or writing) a put option gives the buyer the right to sell shares of the option’s reference asset at a specified price (the “strike price”) through the expiration date of the option (American-style options) or only at the expiration date (European-style options). The seller of the put option receives an amount (premium) for selling the option. In the event the reference asset declines in value below the strike price and the buyer exercises its put option, the buyer will be entitled to receive the difference between the strike price and the value of the reference asset (a gain offset by the premium originally paid for the option), and in the event the reference asset closes above the strike price as of the expiration date, the put option may end up worthless, resulting in a gain to the seller in the amount of premium received.
A total return swap is an agreement whereby one party contracts to make periodic payments to another party based on the change in market value of certain underlying assets in exchange for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets.
Finally, the Fund will hold Treasury Bills and/or box spreads to provide a return on cash used as collateral for the options and total return swaps. An options contract provides a buyer the option to buy (call option) or sell (put option) an asset at a strike price on a future date. A box spread involves creating a synthetic long position in the asset by buying a call option and selling a put option with the same strike price and expiration date, paired with a synthetic short position in the same asset by selling a call option and buying a put option with the same strike price and expiration date, but with a different strike price than the synthetic long position in the asset. The difference in the strike prices between the synthetic long and synthetic short positions in the asset defines the box spread’s return, aiming for a return independent of market movement.
Box spreads have similar economic exposure as zero-coupon bonds, where profit or loss from the investment is equal to the price difference from initiation to expiration, or from when the zero-coupon bond was bought and when it was sold. The Fund will buy box spreads with varying expirations. The Fund favors options on ETFs that track market indexes, such as the Nasdaq-100 Index, for optimal risk-return balance and liquidity, with active trading essential given frequent 'rolling' of the box spreads to manage expirations and renew positions.
The Fund will not invest directly in traditional fixed income securities; except that the Fund may invest directly in Treasury Bills; however, the derivatives utilized by the Fund may provide economic exposure equivalent to fixed income securities.
The Index is unmanaged and measures the investment grade, U.S. dollar-denominated fixed-rate taxable bond market, with index components for government and corporate securities, asset-backed securities, and mortgage pass-through securities.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s strategy may result in the active and frequent trading of the Fund’s investments, which may result in significant portfolio turnover.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund”.
•Box Spread Risk. A box spread is the combination of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on an underlying or reference asset such as index, equity security or ETF with the same expiration date. A box spread typically consists of four option positions two of which represent the synthetic long and two representing the synthetic short. If one or more of these individual option positions are modified or closed separately prior to the option contract’s expiration, then the box spread may no longer effectively eliminate risk tied to underlying asset’s movement. Furthermore, the box spread’s value is derived in the market and is in part, based on the time until the options comprising the box spread expire and the prevailing market interest rates. Although the Fund may hold a box spread until close to expiry, if the Fund were to sell a box spread prior to its expiration, then the Fund may incur a loss. The Fund’s ability to profit from box spreads is dependent on the availability and willingness of other market participants to sell box spreads to the Fund at competitive prices.
•Cash Transaction Risk. The Fund may effect all or a portion of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.
•Deferred Income Strategy Risk. Although the Fund seeks to provide a tax-efficient return stream by employing a strategy that seeks to defer the current recognition of income and gains, the Fund may not be able to defer such income and gains in a tax-efficient manner, the Fund may fail to achieve beneficial tax rates on the Fund’s capital gains, or U.S. tax laws and/or government regulations may change in such a manner so as to mitigate or eliminate tax benefits from deferred income. There are no assurances that the Fund’s investment strategies will enable it to defer the recognition of income and gains.
•Derivatives Risk. Derivatives, such as the options and swaps in which the Fund invests, can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.
◦Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Options Clearing Corporation (“OCC”) acts as guarantor and central counterparty with respect to FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
◦FLEX Options Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the underlying asset. Factors that may influence the value of the FLEX Options, other than changes in the value of the underlying asset, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, and changing volatility levels of the underlying asset.
◦FLEX Options Liquidity Risk. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
◦FLEX Options Valuation Risk. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the underlying asset. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund’s investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.
◦Options Risk. Purchasing and selling (writing) options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. Additionally, the value of the option may be lost if the Adviser fails to exercise such option at or prior to its expiration. Further, writing option contracts can result in losses that exceed the seller’s initial investment and may lead to additional turnover and higher tax liability. The Fund will incur a loss as a result of writing (selling) options if the price of the written option instrument increases in value between the date the Fund writes the option and the date on which the Fund purchases an offsetting position or exits the option.

◦Swap Risk. The Fund may enter into derivatives called swaps. Risks associated with swap agreements include failure of the counterparties to perform under the contract’s terms, changes in the returns of the underlying instruments, and the possible lack of liquidity with respect to the swap agreements. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the bankruptcy or default of a swap agreement counterparty.
• Derivatives Tax Risk. The Fund may enter into various transactions for which there is a lack of clear guidance under the Internal Revenue Code of 1986, as amended (the “Code”), which may affect the taxation of the Fund. In particular, the use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. The Fund’s use of derivatives may be limited by the requirements for taxation as a regulated investment company (“RIC”). In addition, the federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (the “IRS”).
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Fixed Income Securities Risk. The Fund utilizes derivatives that may provide economic exposure equivalent to fixed income securities, which in turn involve certain risks, including:
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.
◦Duration Risk. Prices of fixed income securities with longer durations are more sensitive to interest rate changes than those with shorter durations.
◦Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
◦Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

◦Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
◦Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the proceeds may have to be invested in securities with lower yields.
•High Portfolio Turnover Risk. The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to specific securities. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
• Tax Risk. The Fund may dispose of appreciated derivative holdings by distributing such positions in-kind pursuant to redemption requests. Under the Code, the distribution of appreciated property pursuant to a redemption request enables a RIC to not recognize any built-in gain in such appreciated property. If the IRS disagrees with the Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of derivatives, the Fund could be required to recognize significant amounts of additional income and gains that would need to have been distributed to shareholders of the Fund to avoid incurring entity level income tax and potentially excise taxes. In addition, the IRS could seek to recharacterize any such capital gains as ordinary income. Failure to distribute sufficient amounts of income could cause the Fund to lose its tax-favored status as RIC and could expose the Fund to penalties by the IRS for incorrectly reporting the character of any distributions that were made to shareholders. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.
•U.S. Treasury Security Risk. The Fund may have exposure to U.S. Treasuries, which are debt instruments issued by the U.S. Department of Treasury and are backed by the full faith and credit of the United States government. The market prices for U.S. Treasuries will fluctuate and are not guaranteed.
Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at https://aptusetfs.com/defr/.
Management
Investment Adviser
Aptus Capital Advisors, LLC serves as investment adviser to the Fund.
Portfolio Managers
Mark Callahan, Portfolio Manager and Head of Trading at the Adviser, has been a portfolio manager of the Fund since its inception in May 2025.
John D. (“JD”) Gardner, CFA, Chief Investment Officer and Managing Member at the Adviser, has been a portfolio manager of the Fund since its inception in May 2025.
Brian Jacobs, CFA, Portfolio Manager and Analyst at the Adviser, has been a portfolio manager of the Fund since its inception in May 2025.
Brad Rapking, CFA, Portfolio Manager and Analyst at the Adviser, has been a portfolio manager of the Fund since its inception in May 2025.

Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://aptusetfs.com/defr/.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.